Share capital	6 Months Ended
Jun. 30, 2023
Disclosure of classes of share capital [abstract]
Share capital
14.
Share capital and additional paid-in capital

On May 30 2023, the Company issued 35 million Class A ordinary shares of US$0.6 each in a private placement. These new shares were issued under the general mandate granted to the directors of the Company at the annual general meeting of the Company held on May 19, 2023 and rank pari passu with other shares in issue in all respects.

During the six months ended June 30, 2023, share-based compensation from ESOP included RMB186.1 million of charges arose from modification of the terms of certain share options granted in 2022.